  Summary Prospectus

Touchstone Micro Cap Value Fund  November 30, 2012

Class A Ticker: MXCAX Class C Ticker: MXCSX
Class Y Ticker: MXAIX Institutional Ticker: MXCIX

Before you invest, you may want to review the Fund's Prospectus, which contains more complete information about the Fund and its risks. The Fund's Prospectus, dated November 30, 2012, as may be amended from time to time, and Statement of Additional Information, dated November 30, 2012, as may be amended from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund's Prospectus and other information about the Fund online at www.TouchstoneInvestments.com/home/formslit/. You can also get this information at no cost by calling 1.800.543.0407 or contacting your Financial Professional.

The Fund's Investment Goal

The Fund seeks capital appreciation.

The Fund's Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled "Choosing a Class of Shares" in the Fund's prospectus on page 33 and in the section entitled "Choosing a Share Class" in the Fund's Statement of Additional Information on page 62.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class Y	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Deferred Sales (Load) (as a % of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses[1]	0.76%	0.76%	0.76%	0.38%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses[2]	2.03%	2.78%	1.78%	1.40%
Fee Waivers and/or Expense Reimbursement[3]	(0.41%)	(0.41%)	(0.41%)	(0.13%)
Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement	1.62%	2.37%	1.37%	1.27%

1"Other Expenses" have been restated to reflect estimated amounts for the current fiscal year.

2The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets that are included in the Fund's Annual Report dated July 31, 2012, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

3Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.60%, 2.35%, 1.35% and 1.25% for Class A shares, Class C shares, Class Y shares, and Institutional shares, respectively. This expense limitation will remain in effect until at least November 29, 2013, but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. Touchstone Advisors is entitled to recoup, subject to approval by the Board of Trustees of the Fund, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund's expenses are below the expense limitation. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Funds' Management" in the Fund's prospectus for more information.

Touchstone Micro Cap Value Fund

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting the contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional	Class C
1 Year	$730	$340	$139	$129	$240
3 Years	$1,138	$823	$520	$430	$823
5 Years	$1,570	$1,433	$926	$753	$1,433
10 Years	$2,767	$3,079	$2,061	$1,668	$3,079

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the portfolio turnover rate of the Fund was 48% of the average value of its portfolio.

The Fund's Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of micro cap companies. This is a non-fundamental policy that the Fund can change upon 60 days' prior notice to shareholders. In implementing this policy the fund primarily invests in common stock of micro cap companies. Micro cap companies are those companies contained within the Russell Microcap® Value Index, or companies with similar size characteristics at the time of initial purchase. As of October 31, 2012, the market capitalization of companies included in the Russell Microcap Value Index ranged from $11 million to $837 million. As of October 31, 2012, the average market capitalization for companies contained within the Russell Microcap Value Index was approximately $310 million and the median market capitalization was approximately $162 million. The size of the companies in the Russell Microcap Value Index will change with market conditions.

The Fund seeks to provide broad exposure to micro-cap domestic equities and seeks to outperform the Russell Microcap Value Index over a long-term investment horizon. The Fund's sub-advisor, Fifth Third Asset Management, Inc. ("FTAM"), seeks to invest in companies that it considers to be "statistically cheap" (based on factors which may include, for example, low ratio of price to earnings, price to cash flow, price to book value, and price to sales). FTAM also looks for companies that it believes are undervalued relative to their earning power and long term earnings growth prospects, adjusted for risk. FTAM may filter out less attractive companies by analyzing cash flows, evaluating financial strength, performing normalized earnings analysis, and reviewing purchase and sale activity in company shares by company executives. FTAM may also filter out companies that it believes are less attractive through fundamental analysis, which may include a review of assets, earnings, sales, products, markets, and management, among other indicators. Ideally, after filtering out companies that do not meet FTAM's criteria above, FTAM looks for companies that it believes have a positive catalyst (e.g., new products, management changes, acquisition, etc.).

FTAM also utilizes a strict sell discipline and may consider selling a security when it becomes fully valued or less attractive; one of the Fund's holdings has performed well and reached or approached FTAM's price target; a company fails to pass FTAM's investment screens; or there is deterioration in a company's fundamentals, management or financial reporting.

FTAM will look to manage risk through several strategies, which will typically include maintaining minimum and maximum sector weightings relative to the Russell Microcap Value Index; monitoring risk statistics relative to the Russell Microcap Value Index; and monitoring trade volume.

The Principal Risks

The Fund's share price will fluctuate. You could lose money on your investment in the Fund, and the Fund could also return less than other investments. The Fund is subject to the principal risks listed below.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may suffer a decline in response to such developments which could result in a decline in the value of the Fund's shares.

Management Risk: The value of your investment may decrease if the sub-advisor's judgment about the attractiveness, value, or market trends affecting a particular security, issuer, industry, or sector or about market movements is incorrect.

Touchstone Micro Cap Value Fund

Micro-Cap Risk: Micro-capitalization companies are substantially riskier than investments in larger, more established companies. The stocks of micro-capitalization companies are less stable in price and less liquid than the stocks of larger companies.

Value Investing Risk: A value-oriented investment approach is subject to the risk that a security believed to be undervalued does not appreciate in value as anticipated or experiences a decline in value.

As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of the Fund's Prospectus.

The Fund's Performance1,2

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing how the Fund's average annual total returns for 1 year, 5 years, and 10 years compare with the Russell 2000® Value Index and Russell Microcap® Value Index. The bar chart does not reflect any sales charges, which would reduce your return. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Touchstone Micro Cap Value Fund — Class A shares Total Return as of December 31

Best Quarter: 2nd Quarter 2009	+32.54%
Worst Quarter: 4th Quarter 2008	-27.89%

The year-to-date return for the Fund's Class A shares as of October 31, 2012 is 10.12%.

1Before the Fund commenced operations, all of the assets and liabilities of the Fifth Third Micro Cap Value Fund (the "Predecessor Fund") were transferred to the Fund in a tax-free reorganization (the "Reorganization"). The Reorganization occurred on September 10, 2012. As a result of the Reorganization, the Fund assumed the performance and accounting history of the Predecessor Fund prior to the date of the Reorganization. Financial and performance information prior to September 10, 2012 included in the Fund's prospectus is that of the Predecessor Fund. For more information on the prior history of the Fund, please see the section entitled "The Trust" in the Fund's Statement of Additional Information.

2Institutional shares commenced operations on September 10, 2012. Institutional shares would have had substantially similar annual returns because the shares are invested in the same portfolio. Annual returns would differ only to the extent that the Classes have different expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-deferred account. After-tax returns are only shown for Class A shares and after-tax returns for other Classes will vary.

Class A and Class C shares began operations on August 13, 2001, and Class Y shares began operations on February 1, 1998.

Touchstone Micro Cap Value Fund

Average Annual Total Returns
For the periods ended December 31, 2011

	1 Year	5 Years	10 Years
Class A Shares
Return Before Taxes	-9.80%	-0.39%	8.61%
Return After Taxes on Distributions	-9.80%	-1.76%	6.65%
Return After Taxes on Distributions and Sale of Fund Shares	-6.37%	-0.55%	7.26%
Class C Shares
Return Before Taxes	-6.04%	-0.18%	8.41%
Class Y Shares
Return Before Taxes	-4.99%	0.87%	9.41%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	-5.50%	-1.87%	6.40%
Russell Microcap® Value Index (reflects no deduction for fees, expenses or taxes)	-10.33%	-5.23%	5.99%

Investment Advisor

Touchstone Advisors, Inc.

Investment Sub-Advisor	Portfolio Manager(s)	Investment Experience	Primary Title with Investment Sub-Advisor
Fifth Third Asset Management, Inc.	Eric J. Holmes, CFA	Managing the Fund since April 2005	Director and Portfolio Manager
	Craig Nedbalski, CFA	Managing the Fund since January 2010	Portfolio Manager
	Michael Barr, CFA	Managing the Fund since September 2011	Portfolio Manager

Buying and Selling Fund Shares

Minimum Investment Requirements

	Class A, Class C, and Class Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50
	Institutional
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. or through your financial advisor. Class Y shares are available only through financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone. Institutional shares are available through Touchstone Securities, Inc. or your financial institution. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Shares that are held in a tax-deferred account may be taxed as ordinary income or capital gains once they are withdrawn from the tax-deferred account.

Touchstone Micro Cap Value Fund

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

Touchstone Micro Cap Value Fund

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Touchstone Micro Cap Value Fund

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Touchstone Micro Cap Value Fund

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TSF-54DD-TST-MXCAX-1211